Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Variable Equity Trust of our reports dated February 12, 2021, relating to the financial statements and financial highlights, which appear in ClearBridge Variable Aggressive Growth Portfolio, ClearBridge Variable Appreciation Portfolio, ClearBridge Variable Dividend Strategy Portfolio, ClearBridge Variable Large Cap Growth Portfolio, ClearBridge Variable Large Cap Value Portfolio, ClearBridge Variable Mid Cap Portfolio and ClearBridge Variable Small Cap Growth Portfolio’s Annual Reports on Form N-CSR for the year ended December 31, 2020. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 13, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Variable Equity Trust of our report dated February 12, 2021, relating to the financial statements and financial highlights, which appear in Legg Mason/QS Aggressive Model Portfolio, Legg Mason/QS Moderately Aggressive Model Portfolio, Legg Mason/QS Moderate Model Portfolio, Legg Mason/QS Moderately Conservative Model Portfolio and Legg Mason/QS Conservative Model Portfolio’s Annual Report on Form N-CSR for the period ended December 31, 2020. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 13, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Variable Equity Trust of our reports dated February 12, 2021, relating to the financial statements and financial highlights, which appear in QS Legg Mason Dynamic Multi-Strategy VIT Portfolio, QS Variable Conservative Growth, QS Variable Growth and QS Variable Moderate Growth’s Annual Reports on Form N-CSR for the year ended December 31, 2020. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 13, 2021